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EXHIBIT 10.5

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1.       AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                  1.1      PURCHASE AND SALE. At the Closing (as defined in
Section 2), the Company will sell to the Investor named in the Stock Purchase Agreement dated September 26, 2001 to which this Annex I is attached, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I and at the purchase price set forth in such paragraph.

                  1.2 OTHER INVESTORS. As part of the Offering, the Company proposes to enter into this same form of Stock Purchase Agreement with Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., and Special Situations Private Equity Fund, L.P., (the other two investors are referred to as the "OTHER INVESTORS"), and the Company expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "INVESTORS," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "AGREEMENTS.").

                  1.3 PLACEMENT AGENT FEE. Investor acknowledges that the Company intends to pay Stifel, Nicolaus & Company ("Placement Agent") a fee in respect of the sale of Shares to the Investors.

         2. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur at a place and time, no later than September 26, 2001 (the "CLOSING DATE"), to be specified by the Company and the Investor. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor provided that, if requested by the Investor, stock certificates representing such Shares shall be delivered in escrow to such Investor's agent prior to the Closing, to be held until the completion of the Closing. In addition, on or prior to the Closing Date, the Company shall cause counsel to the Company to deliver to each Investor a legal opinion in the form attached hereto as Exhibit D.

         The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the Company's agreement to issue and sell, and the Investors' agreements to purchase, on the Closing Date, the number of shares indicated on the Stock Purchase Agreement; (b) the delivery to the Investor by counsel to the Company of a legal opinion in the form attached hereto as Exhibit D;
(c) the representations and warranties of the Company contained in Section 3 being true and correct in all material respects on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated

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hereby and thereby; and (e) the delivery to the Investor by the Secretary or
Assistant Secretary of the Company of a certificate stating that the condition specified in part (c) of this paragraph has been fulfilled.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto filed prior to the date hereof), the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders, or the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001, any of the Company's Current Reports on Form 8-K filed since January 1, 2001, (collectively, the "SEC REPORTS" or the "REPORTS"), or any press releases issued by the Company since January 1, 2001, the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                  3.1 ORGANIZATION. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "SECURITIES ACT")) is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, or the business, financial condition, properties, operations or assets of the Company and its Subsidiaries taken as a whole, or the Company's ability to perform its obligations under the Agreements ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, which proceeding is reasonably likely to result in a Material Adverse Effect.

                  3.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.3 NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) result in conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties are bound, where such conflict, violation or default is reasonably expected to result in a Material Adverse Effect, (ii) the articles of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its Subsidiaries or their respective properties, where such conflict, violation or default is reasonably likely to result in a Material Adverse Effect or (B) result in (x) the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the

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Company or any of its Subsidiaries which is reasonably likely to result in a
Material Adverse Effect or (y) an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject which is reasonably likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements by the Company and the valid issuance and sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws, which the Company covenants to do in a timely manner.

                  3.4 CAPITALIZATION. The capitalization of the Company as of June 30, 2001 is as described in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances (other than restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws or exemptions therefrom, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for options issued under the Company's stock option plans, rights under the Company's Employee Stock Purchase Plan, and warrants as discussed in the SEC Reports, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind, in either case to which the Company or any of its Subsidiaries is a party and providing for the issuance or sale of any capital stock of the Company or any of its Subsidiaries, any such convertible or exchangeable securities or any such rights, warrants or options.

                  3.5 LEGAL PROCEEDINGS. There is no legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is subject which is reasonably likely to result in a Material Adverse Effect; nor, to the knowledge of the Company, is there any reasonable basis therefor. Neither the Company nor any Subsidiary is a party to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body which has had or could reasonably be expected to have a Material Adverse Effect.

                  3.6 NO VIOLATIONS. Neither the Company nor any of its Subsidiaries is (a) in violation of its articles of incorporation, bylaws or other organizational documents, or (b) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; nor is the Company or any of its Subsidiaries in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its

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Subsidiaries is bound or by which the property of the Company or any of its
Subsidiaries is bound, which default is reasonably likely to have a Material Adverse Effect.

                  3.7 GOVERNMENTAL PERMITS, ETC. Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

                  3.8 FINANCIAL STATEMENTS. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  3.9 NO MATERIAL ADVERSE CHANGE. Since June 30, 2001, there has not been (i) a change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any debt, obligation or liability, direct or contingent, that is material to the Company or any of its Subsidiaries considered as one enterprise, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business,
(iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect. Except as disclosed in the Company's SEC Reports and except for liens and security interests granted in connection with the Company's credit facility and liens granted in the ordinary course of business, since June 30, 2001, the Company has not (i) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, (ii) waived any debt owed to the Company, or (iii) satisfied or discharged any lien, claim or encumbrance or paid any obligation other than in the ordinary course of business.

                  3.10 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACt"), and is listed on the Nasdaq National Market (the "NASDAQ STOCK MARKET"), and the Company has taken no action designed to, or which to its knowledge is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rules.

                  3.11     REPORTING STATUS. Except as described in this
Section 3.11, the Company has timely made all filings required under the Exchange Act during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as

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of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company was one day late in filing its Form 10-Q for the quarter ended June 30, 2001 and has petitioned the chief counsel of the Securities and Exchange Commission to restore its eligibility to utilize Form S-3 (a copy of Company counsel's letter dated September 24, 2001 is attached hereto as Exhibit E). Upon such restoration, if approved, the Company will be eligible to register the resale of Common Stock in a secondary offering on a registration statement on Form S-3 under the Securities Act. Absent Form S-3 eligibility, the Company will register such resale on Form S-1.

                  3.12 NO MANIPULATION OF STOCK. The Company has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  3.13 ACCOUNTANTS. Ernst and Young, LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2000 into the Registration Statement (as defined below) and the prospectus which forms a part thereof (the "Prospectus"), have advised the Company that they are, and to the best knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "RULES AND REGULATIONS").

                  3.14 CONTRACTS. Except for matters which are not reasonably likely to have a Material Adverse Effect, the contracts listed as exhibits to the SEC Reports, other than those contracts that are substantially or fully performed or expired by their terms, are in full force and effect on the date hereof, and none of the Company, its Subsidiaries nor, to the Company's knowledge, any other party to such contracts, is in breach of or default under any of such contracts.

                  3.15 TAXES. Except for matters which are not reasonably expected to have a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

                  3.16 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                  3.17 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  3.18 INSURANCE. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.19 OFFERING MATERIALS. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring

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the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act. Based in part upon the representations and warranties of the Investor contained in Section 4 of the Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and from the registration or qualification requirements of the laws of any applicable state or U.S. jurisdiction which has not or will not be obtained.

                  3.20 LISTING. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and shall use its best efforts to have the Shares listed on the Nasdaq Stock Market on or before the first date that the Registration Statement is declared effective by the SEC.

                  3.21 BOOKS AND RECORDS. The books, records and accounts of the Company and the Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company and the Subsidiaries. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.22 COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as disclosed in the SEC Reports and except for matters which are not reasonably likely to have a Material Adverse Effect, (i) the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, (ii) to the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To the Company's knowledge, the Company does not have any material liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation.

                  3.23 PROPERTIES. The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the SEC Reports, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the SEC reports, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company and its subsidiaries. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the SEC Reports, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                  3.24 COMPLIANCE. The Company has not been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where the failure to be in such compliance would not have a Material Adverse Effect.

                  3.25 LABOR MATTERS. No labor dispute with the employees of the Company exists other than those that have arisen in the ordinary course of business or, to the knowledge of the Company, is imminent or reasonably likely.

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                  3.26     OTHER GOVERNMENTAL PROCEEDINGS. To the Company's
knowledge, there are no rulemaking or similar proceedings before federal, state, local or foreign government bodies that involve or affect the Company, and which ruling or proceeding, if the subject of an action unfavorable to the Company, would reasonably be likely to have a Material Adverse Effect.

         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 INVESTOR KNOWLEDGE AND STATUS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are "restricted securities" and the offer and sale thereof have not been registered under the Securities Act and is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor's right to sell Shares pursuant to the Registration Statement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 6.3); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the SEC Reports, the Company's earnings press release dated August 14, 2001, and the representations and warranties of the Company contained herein. Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. The Placement Agent is not authorized to make any representation or use any information in connection with the placement, purchase and sale of the Shares, and no person is authorized to provide any representation which is inconsistent or in addition to those herein or in the SEC Reports. The Investor acknowledges that it has not received or relied on any such representations.

                  4.2 INTERNATIONAL ACTIONS. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States. If the Investor is located outside the United States, it has or will take all actions necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  4.3 REGISTRATION REQUIRED. The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 6.2 hereof, and without effectively causing the prospectus delivery requirement under the

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Securities Act to be satisfied (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirement), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that as set forth in, and subject to the provisions of, Section 6.2, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

                  4.4 POWER AND AUTHORITY. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                  4.5 NO TAX OR LEGAL ADVICE. The Investor understands that nothing in this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         6.       REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES
ACT.

                  6.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a)      subject to receipt of necessary
information from the Investors, prepare and file with the SEC, as soon as practicable, but in no event later than thirty (30) business days after the Closing Date, a registration statement on Form S-3 or, if Form S-3 eligibility has not been restored pursuant to Section 3.11 hereof, on Form S-1(the "REGISTRATION STATEMENT") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions;

                           (b)      use its best efforts, subject to receipt
of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Registration Statement is filed by the Company. If the Registration Statement has not been declared effective by the SEC on or before the date that is 90 days after the Closing Date, the Company shall, on the 91st day after the Closing Date and each 30th day thereafter, issue to the Investor .01 additional shares of Common Stock (which shall be deemed to be Shares), for every Share purchased in the Offering until the Registration Statement is declared effective by the SEC (rounded up to the nearest Share after aggregating all Shares held by the Investor);

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                           (c)      use its best efforts to prepare and file
with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earliest of
(i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by volume limitations pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement;

                           (d)      furnish to the Investor with respect to
the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the Securities and Exchange Commission ("PRELIMINARY PROSPECTUSES") in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that unless waived by the Company in writing, the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                           (e)      file documents required of the Company,
if any, for normal blue sky clearance in (i) in all U.S. jurisdictions in which any of the Shares are originally sold, and (ii) in states specified in writing by the Investor, provided, however, that, as to clause (ii) the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f)      bear all expenses (other than
underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares pursuant to the Registration Statement; and

                           (g)      advise the Investors, promptly after it
shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by the Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

         The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

                  6.2      TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a)      The Investor agrees that it will not
effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section
6.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (b)      Except in the event that paragraph (c)
below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and
(iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

                           (c)      Subject to paragraph (d) below, in the
event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed within 30 days after delivery of a Suspension Notice, to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this
Section 6.2(c).

                           (d)      Notwithstanding the foregoing paragraphs
of this Section 6.2, the Company shall use its best efforts to ensure that the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than one occasion of not more than 30 days in any twelve month period. If a Suspension is in effect for more than 30 days (consecutive or non-consecutive) in any twelve-month period, the Company shall, on the 31st day of the Suspension and each 30th day thereafter, issue to the Investor .01 additional shares of Common Stock (which shall be deemed to be Shares), for every Share purchased in the Offering until the Suspension is lifted.

                           (e)      Provided that a Suspension is not then in
effect the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

                           (f)      In the event of a sale of Shares by the
Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the shares may be properly transferred.

                  6.3      INDEMNIFICATION. For the purpose of this Section
6.3:

                           (a)      the term "SELLING STOCKHOLDER" shall
include the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                           (b)      the term "REGISTRATION STATEMENT" shall
include any Preliminary Prospectus, final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

                           (c)      the term "UNTRUE STATEMENT" shall include
any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (d)

                                    (i)      The Company agrees to indemnify
and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 4.1, 4.2, 4.3 or 6.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor at least one business day prior to the pertinent sale or sales by the Investor; provided, however, that the Company shall have no liability with respect to an untrue or alleged untrue statement or omission or alleged omission of which the Investor did not deliver to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred.

                                    (ii)     The Investor agrees to indemnify
and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 4.1, 4.2, 4.3 or 6.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will promptly reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Investor has delivered to the Company in writing a correction at least one business day before the occurrence of the transaction from which such loss was incurred; provided further, however, that the aggregate obligation to indemnify and contribute under this Section 6.3 shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                                    (iii)    Promptly after receipt by any
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this
Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified persons. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                                    (iv)     If the indemnification provided
for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection
(iv) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), the Investor shall not be required to indemnify and contribute an aggregate amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                                    (v)      The parties to this Agreement
hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                  6.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  6.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to the Investor:

                           (a)      as soon as practicable after it is
available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits) and (iii) its Quarterly Reports on 10-Q;

                           (b)      upon the reasonable request of the
Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to shareholders; and

                           (c)      upon the reasonable request of the
Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

         7. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, four (4) business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt if confirmation is before 4:00 p.m. local time of the recipient on a business day and, if not, then the next business day, and shall be delivered as addressed as follows:

                           (a)      if to the Company, to:
                                    ACT Teleconferencing, Inc.
                                    1658 Cole Blvd., Suite 130
                                    Golden, CO  80401
                                    Attention:   Gavin J. Thomson
                                    Telephone:   (303) 235-9000
                                    Telecopy:    (303) 233-0895

                                    with a copy mailed to:

                                    Faegre & Benson LLP
                                    370 17th Street, # 2500
                                    Denver, CO  80202
                                    Attention:   William J. Campbell
                                    Telephone:   (303) 820-0630
                                    Telecopy:    (303) 820-0600

                           (b)      if to the Investor, at its address on the
signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         8. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         13. CONFIDENTIAL DISCLOSURE AGREEMENT. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

         14. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         15. FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                                    EXHIBIT A
                           ACT TELECONFERENCING, INC.
                         STOCK CERTIFICATE QUESTIONNAIRE

         Pursuant to Section 4 of the Agreement, please provide us with the following information:

   1. The exact name that your Shares are to be registered _________________ in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

   2.    The relationship between the Investor and the         _________________
         registered holder listed in response to item 1 above:

   3.    The mailing address of the registered holder listed   _________________
         in response to item 1 above:

   4.    The Social Security Number or Tax Identification      _________________
         Number of the registered holder listed in the response to item 1 above:

                                    EXHIBIT B
                           ACT TELECONFERENCING, INC.
                             INVESTOR QUESTIONNAIRE
                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: ACT Teleconferencing, Inc.,

         This Investor Questionnaire ("QUESTIONNAIRE") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the "SECURITIES"), of ACT Teleconferencing, Inc. (the "COMPANY"). The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

         This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.       BACKGROUND INFORMATION

Name:
     --------------------------------------------------------------------------

Business Address:
                 --------------------------------------------------------------
                               (Number and Street)

-------------------------------------------------------------------------------
(City)                          (State)                              (Zip Code)

Telephone Number:  (         )
                              -------------------------------------------------

Residence Address:
                  -------------------------------------------------------------
                               (Number and Street)

-------------------------------------------------------------------------------
(City)                           (State)                             (Zip Code)

Telephone Number:  (         )
                              -------------------------------------------------
If an individual:
Age:      Citizenship:              Where registered to vote:
    ----              ------------                           ------------------

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
               ----------------------------------------------------------------

State of formation:                          Date of formation:
                   -------------------------                   ----------------

Social Security or Taxpayer Identification No.
                                              ---------------------------------

Send all correspondence to (check one):   Residence Address    Business Address
                                       ---                  ---

B.       STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, as at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in
Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
(d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.       REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

         1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

         2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of September, 2001, and declares under oath that it is truthful and correct.

-------------------------

(1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited parnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                              Print Name
                              By:
                                 -----------------------------------------------
                              Signature
                              Title:
                                    --------------------------------------------
                                    (required  for  any  purchaser  that  is a
                                    corporation,  partnership,  trust or other
                                    entity)

                                    EXHIBIT C
                           ACT TELECONFERENCING, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

---------------------

---------------------

---------------------

---------------------

         RE: Sale of Shares of Common Stock of ACT Teleconferencing, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2001 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Stockholder (the beneficial owner):
                                                    ---------------------------
         Record Holder (e.g., if held in name of nominee):
                                                          ---------------------
         Restricted Stock Certificate No.(s):
                                             ----------------------------------
         Number of Shares Sold:
                               ------------------------------------------------
         Date of Sale:
                      ---------------------------------------------------------

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:                               Very truly yours,
      ----------------------

                                     By:
                                        ---------------------------------------
                                     Print Name:
                                                -------------------------------
                                     Title:
                                           ------------------------------------

cc:      Gavin J. Thomson
         ACT Teleconferencing, Inc.
         1658 Cole Blvd., Suite 130
         Golden, CO  80401

                                    EXHIBIT D
                              FORM OF LEGAL OPINION

Ladies and Gentlemen:

         We have acted as counsel to ACT Teleconferencing, Inc., a Colorado corporation (the "COMPANY"), in connection with the preparation, execution and delivery of certain Stock Purchase Agreements (the "AGREEMENTS"), by and between the Company and certain Investors (the "INVESTORS"). This opinion letter is provided to the Investors at the request of the Company pursuant to
Section 2 of the Agreements. Except as otherwise indicated herein, capitalized terms used in this opinion letter are defined as set forth in the Agreements.

         We have examined certain corporate records, certificates and documents in rendering this opinion. In making such examinations, we have made certain customary assumptions, such as the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the lack of any undisclosed modifications, waivers or amendments to any agreements reviewed by us, the conformity to authentic originals of all documents submitted to us as certified or photostatic copies and the truth and accuracy of factual statements contained in such documents and certificates. Except as expressly set forth herein, we have also assumed that the execution, delivery and performance of any agreements or consents are within the powers of each signatory and have been duly authorized and validly carried out. Our opinions expressed herein are limited to the Federal laws of the United States of America and the laws of the State of Colorado and do not address the laws of any other jurisdiction.

         Based upon and subject to the foregoing and the additional qualifications set forth below, we are of the opinion that:

         1. Each of the Company and its subsidiaries (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as described in the SEC Reports.

         2. Each of the Company and its subsidiaries is duly qualified to transact business in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business condition (financial or otherwise) or properties of the Company and its subsidiaries, taken as a whole.

         3. The Shares have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable.

         4. The sale of the Shares pursuant to the Agreements does not violate any currently existing preemptive right, co-sale right, registration right, right of first refusal or other similar right to purchase any shares of Common Stock from the Company pursuant to the Company's articles of incorporation or bylaws or any agreement to which the Company is a party and which is listed as an exhibit in the SEC Reports.

         5. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, no par value, and 1,000,000 preferred shares.

         6. The Company has the corporate or other applicable power and authority to enter into the Agreements and the Company has the applicable power and authority to issue and sell and deliver to each Investor such Investor's respective portion of the Shares to be sold and delivered by it pursuant to the Agreements. The Company has the corporate power and authority to register the Shares under the terms of the Agreements.

         7. The Agreements have been duly authorized by all necessary corporate or other applicable action on the part of the Company and have been duly executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their terms.

         8. The execution, delivery and performance of the Agreements and the consummation of the transactions therein contemplated do not and will not: (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any agreement or instrument listed as an exhibit in the SEC Reports; (ii) result in the creation of a lien on any material portion of the assets of the Company and its subsidiaries, taken as a whole; or (iii) result in a violation of federal or Minnesota law applicable to the Company.

         9. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body by the Company is necessary in connection with the execution and delivery of the Agreements and the consummation of the transactions therein contemplated (other than as may be required by federal or state securities laws).

         10. Assuming that the representations and warranties of the Investors and the Company set forth in the Agreements and the exhibits thereto are true and correct, the offer, sale and delivery of the Shares to the Investors, in the manner contemplated by the Agreements, does not need to be registered under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any such Shares.

         11. To our knowledge, except as disclosed in the SEC Reports there is no action, suit, claim, proceeding or investigation, at law, in equity or otherwise, or by or before any government instrumentality or other agency, now pending which if adversely determined would, individually or in the aggregate, have a Material Adverse Effect.

         12. The issuance of the Shares does not require approval of the Company's shareholders pursuant to the Nasdaq Marketplace Rules.

         13. The Company is not currently eligible to register the resale of Common Stock in a secondary offering on a registration statement on Form S-3 under the Securities Act, but has applied to the SEC for restoration of its S-3 eligibility, which application is pending.

         14. The Shares are "Covered Securities" pursuant to the definition of that term in Section 18(b) of the Securities Act.

         At the time the SEC Reports were filed and in connection with this transaction, we reviewed and had telephone conversations primarily with the Chief Financial Officer of the Company regarding the contents of the SEC Reports. Although we are not passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the SEC Reports, and our involvement in their preparation was limited to the review and telephone conversations set forth above, we advise you that we did not, and do not have actual knowledge, as of the date of the Agreements or the date hereof, that the SEC Reports (except as to the financial statements, including the notes thereto and related schedules and other financial, statistical and accounting data included or incorporated by reference therein or which should have been included or incorporated by reference therein, as to which we are not called upon to and do not advise you), as supplemented and updated by the most recent SEC Reports, when taken as a whole, contained, at their time of filing, or contain an untrue statement of a material fact or omitted, at their time of filing, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         For purposes of the opinions set forth above in paragraphs 1 and 2 with respect to the good standing of the Company and its qualification to do business in identified states, we are relying solely upon relevant certificates from such States. We express no opinion with respect to such matters beyond the date of such certificates.

         The opinions set forth above in paragraph 7 are subject to and limited by the following:

                  (a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws and legal and equitable principles relating to, limiting or affecting the enforcement of creditors' rights generally including, without limitation, preferences and fraudulent conveyances and concepts of materiality, reasonableness, good faith, fair dealing and unconscionability;

                  (b) the discretion of courts in awarding equitable remedies (regardless of whether considered in a proceeding in equity or at law), including, but not limited to, specific performance or injunctive relief;

                  (c) we express no opinion with respect to the enforceability of the indemnification and contribution provisions of the Agreements; and

                  (d) we express no opinion as to the application or contravention of Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws, antitrust or trade regulation laws.

         The opinion set forth above in paragraph 8 is based upon our consideration of only those statutes, rules and regulations which in our experience are normally applicable to transactions such as those contemplated by the Agreements.

         We are relying in part as to certain factual matters on an Officer's Certificate. We have not undertaken any independent investigation to determine the existence or nonexistence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the Company in this or other matters. Similarly, whenever our opinion herein with respect to the existence or nonexistence of facts is qualified by the phrase "to our knowledge", or any similar phrase implying a limitation on the basis of knowledge, such phrase means only that the individual attorneys in this firm who have devoted or are devoting substantive legal services to the Company and do not have actual knowledge that the facts as stated herein are untrue. Such persons have not undertaken any investigation to determine the existence or nonexistence of such facts in connection with the preparation of this opinion, and no inference as to the extent of their investigation should be drawn from the fact of our representation of the Company in this or any other instance.

         This opinion letter is rendered solely for your benefit in connection with the Agreements, and may not be relied upon for any other purpose, or furnished to, used, circulated, quoted or referred to by any other person without our prior written consent.

                                   Sincerely,